LITMAN GREGORY FUNDS TRUST

(the “Trust”)

PartnerSelect Equity Fund (formerly, Litman Gregory Masters Equity Fund)

PartnerSelect International Fund (formerly, Litman Gregory Masters International Fund)

PartnerSelect Alternative Strategies Fund (formerly, Litman Gregory Masters Alternative Strategies Fund)

PartnerSelect High Income Alternatives Fund (formerly, Litman Gregory Masters High Income Alternatives Fund)

PartnerSelect SBH Focused Small Value Fund

PartnerSelect Oldfield International Value Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated March 9, 2021 to the currently effective

Prospectuses, Summary Prospectuses and Statements of Additional Information of the Funds

Notice to Existing and Prospective Shareholders:

Litman Gregory Asset Management, LLC (“LGAM”), the parent company of Litman Gregory Fund Advisors, LLC (“LGFA” or the “Advisor”), the investment adviser of the Funds, has agreed to be acquired by iM Global Partner US, LLC (“iMGPUS”), an investment adviser registered with the U.S. Securities and Exchange Commission and a wholly-owned subsidiary of iM Global Partner SAS, a Paris-based asset management company (the “Transaction”). The closing of the Transaction is expected to be completed in the second quarter of 2021; however, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned or that the necessary conditions will be satisfied. If successful, the closing of the Transaction will result in a change of control of the Advisor (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the current Unified Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Funds (the “Advisory Agreement”), contains a provision that the Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will cause the assignment of the Advisory Agreement and result in the automatic termination of the Advisory Agreement.

The Transaction is not expected to result in any material change in the day-to-day management of the Funds. LGFA’s business is expected to continue to operate under iMGPUS. At a meeting held on February 18, 2021, the Board of Trustees of the Trust (the “Board”) considered the approval of a new investment advisory agreement with LGFA (the “New Advisory Agreement”) with respect to the Funds. Following this approval by the Board, the New Advisory Agreement also needs to be approved by shareholders of the Funds at a special meeting of shareholders (the “Special Shareholder Meeting”), at which the Funds’ shareholders will be asked to consider the approval of the New Advisory Agreement (among other items, if any, as described in a forthcoming proxy statement). The terms and conditions of the New Advisory Agreement are expected to be identical in all material respects to the Advisory Agreement, other than their respective effective dates, including the rate of the investment advisory fee for each Fund. Under the New Advisory Agreement, there will not be any changes to the Funds’ investment objectives and principal investment strategies.

More detailed information about the Change of Control and the proposals to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote to avoid the additional expense to the Funds of any future solicitations. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

You should retain this Supplement for future reference.